EXCHANGE TRADED CONCEPTS TRUST

JANUS EQUAL RISK WEIGHTED LARGE CAP ETF
(the “Fund”)

Supplement Dated February 8, 2016
to the currently effective Prospectus and Statement of Additional Information for the Fund

This supplement provides new and additional information beyond that contained in the Prospectus and Statement of Additional Information and should be read in conjunction with those documents.

After careful consideration, at the recommendation of Exchange Traded Concepts, LLC, the Fund’s investment adviser, and in consultation with Janus Capital Group, the Fund’s Index Provider, the Board of Trustees of Exchange Traded Concepts Trust has approved the termination and liquidation of the Fund pursuant to the terms of a Plan of Liquidation. Accordingly, the Fund is expected to cease operations and liquidate on or about February 25, 2016 (the “Liquidation Date”).

The last day of trading of shares of the Fund on the NASDAQ Stock Market LLC will be February 24, 2016 (the “Last Trading Date”). Between the Last Trading Date and the Liquidation Date, shareholders will not be able to purchase or sell shares in the secondary market.  Prior to the Last Trading Date, shareholders may continue to purchase and sell Fund shares through a broker in the standard manner.  Customary brokerage charges may apply to such transactions.

In anticipation of the liquidation of the Fund, the Fund will be managed in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets.  As a result, all or a portion of the Fund may not be invested in a manner consistent with the Fund’s stated investment strategies, which may prevent the Fund from achieving its investment objective.

The liquidation distribution amount includes any accrued capital gains and dividends.  Shareholders remaining in the Fund on the Liquidation Date will not be charged any transaction fees by the Fund.  The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares.  The liquidation of Fund shares may be treated as a taxable event.  Shareholders should contact their tax adviser to discuss the income tax consequences of the liquidation.

If you would like additional information, call 1-877-583-5624.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

VEL-SK-012-0100